                          SECOND SUPPLEMENTAL INDENTURE

         SECOND SUPPLEMENTAL INDENTURE, dated as of December 9, 2003 (the "SECOND SUPPLEMENTAL INDENTURE"), among Armor Holdings, Inc., a Delaware corporation (the "COMPANY"), the subsidiary guarantors listed as signatories to the Indenture as defined below (collectively, the "INITIAL SUBSIDIARY GUARANTORS"), the Discontinued Domestic Subsidiaries as defined in the Indenture (collectively, the "NEW SUBSIDIARY GUARANTORS"), AHI Bulletproof Acquisition Corp., an Arizona Corporation ("AHI BULLETPROOF Arizona"), AHI Bulletproof Acquisition Corp., a Delaware corporation ("AHI BULLETPROOF DELAWARE," together with AHI Bulletproof Arizona, the "NEW ARMOR SUBSIDIARY GUARANTORS"), the subsidiary guarantors listed on Exhibit A attached hereto (the "SIMULA GUARANTORS") and Wachovia Bank, National Association, a national banking association, as trustee (the "TRUSTEE").

                                   WITNESSETH

         WHEREAS, the Company has issued its 8 1/4% Senior Subordinated Notes due 2013 (the "NOTES") in the aggregate principal amount of $150,000,000 under and pursuant to the Indenture dated August 12, 2003, among the Company, the Initial Subsidiary Guarantors and the Trustee (the "INDENTURE");

         WHEREAS, pursuant to the terms of the Indenture, the Company, the Initial Subsidiary Guarantors and the New Subsidiary Guarantors entered into the First Supplemental Indenture, dated as of September 30, 2003 (the "First Supplemental Indenture"), pursuant to which each of the Discontinued Domestic Subsidiaries became a Subsidiary Guarantor under the terms of the Indenture;

         WHEREAS, subsequent to the execution of the First Supplemental Indenture and pursuant to Section 4.20(C) of the Indenture, the Company and the Trustee entered into a Release dated as of November 26, 2003 under which certain of the Discontinued Domestic Subsidiaries were released and discharged from their Subsidiary Guarantees and their obligations under the Indenture and the Registration Rights Agreement;

         WHEREAS, pursuant to Section 4.22 of the Indenture, the Company is required to cause the New Armor Subsidiary Guarantors to execute and deliver to the Trustee this Second Supplemental Indenture pursuant to which each of the New Armor Subsidiary Guarantors shall become bound by the provisions of the Indenture and the Registration Rights Agreement as a Subsidiary Guarantor;

         WHEREAS, pursuant to Sections 4.09 and Section 4.22 of the Indenture, the Company is required to cause the Simula Guarantors to execute and deliver to the Trustee this Second Supplemental Indenture pursuant to which each of the Simula Guarantors shall become bound by the provisions of the Indenture and the Registration Rights Agreement as a Subsidiary Guarantor;

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture;

         WHEREAS, all things necessary for the execution of this Second Supplemental Indenture and to make this Second Supplemental Indenture a valid and binding agreement of the parties hereto have been done.

         NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged by the Company, the Initial Subsidiary Guarantors, the New Subsidiary Guarantors, the New Armor Subsidiary Guarantors, the Simula Guarantors and the Trustee, such parties hereby agree for the benefit of each other and the equal and ratable benefit of the Holders of the Notes as follows:

                  Section 1.     Definitions.

                  Unless otherwise stated or unless the context shall otherwise require, all capitalized terms used in this Second Supplemental Indenture shall be given the same meanings as such terms are defined in the Indenture or the First Supplemental Indenture, as the case may be.

                  Section 2.     Subsidiary Guarantee.

                  (a) By execution and delivery of this Second Supplemental Indenture, each of the New Armor Subsidiary Guarantors and the Simula Guarantors hereby agrees to become a Subsidiary Guarantor pursuant to the Indenture and to assume all obligations of the Subsidiary Guarantors under the Indenture (including without limitation, the Subsidiary Guarantee as defined in the Indenture), the Notes and the Registration Rights Agreement, in each case, in accordance with the terms thereof.

                  (b) Each of the New Armor Subsidiary Guarantors and the Simula Guarantors hereby agrees that its execution and delivery of this Second Supplemental Indenture shall evidence its Subsidiary Guarantee as set forth in
Section 11.01 of the Indenture without the need for any further notation on the Notes and the delivery and authentication of any Note by the Trustee under the Indenture, including any Note authenticated and delivered on or prior to the date of this Second Supplemental Indenture, shall constitute due delivery of the Subsidiary Guarantee set forth in this Second Supplemental Indenture on behalf of the New Armor Subsidiary Guarantors and the Simula Guarantors. Each of the Initial Subsidiary Guarantors and the New Subsidiary Guarantors hereby agrees that its Subsidiary Guarantee set forth in Section 11.01 of the Indenture shall remain in full force and effect.

                  Section 3.     Effectiveness and Validity.

                  (a) This Second Supplemental Indenture shall become effective on the date first written above. The Indenture, as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, are in all respects ratified and confirmed hereby. Following the effectiveness hereof, the Indenture and the First Supplemental Indenture shall be deemed supplemented in accordance herewith, and this Second Supplemental Indenture shall form a part of the Indenture as supplemented by the First Supplemental Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture as supplemented by the First Supplemental Indenture shall be entitled to the benefit thereof and hereof and be bound thereby and hereby.

                  (b) If an Officer of a Subsidiary Guarantor whose signature is on the Indenture, the First Supplemental Indenture or this Second Supplemental Indenture no longer holds that office at the time the Trustee authenticates such Notes or at any time thereafter, such Subsidiary Guarantor's Subsidiary Guarantee shall be valid nevertheless.

                  Section 4.     Solvency; No Fraudulent Transfer or Conveyance.

                  Each of the New Armor Subsidiary Guarantors and the Simula Guarantors, for the benefit of each Holder, confirms that it is a solvent corporation and that the granting of the Subsidiary Guarantee is not made with the purpose of defrauding any of its current creditors. Each of the Company, the Initial Subsidiary Guarantors, the New Subsidiary Guarantors, the New Armor Subsidiary Guarantors and the Simula Guarantors confirms that the Subsidiary Guarantee given by each of the New Armor Subsidiary Guarantors and the Simula Guarantors does not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law.

                  Section 5. No Personal Liability of Directors, Officers, Employees and Stockholders.

                  No director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or the Subsidiary Guarantors under the Notes, the Indenture. The First Supplemental Indenture, this Second Supplemental Indenture, the Subsidiary Guarantees, the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. The acceptance of a Note by each Holder of Notes is deemed to be a waiver and release of all such liability. This waiver and release are part of the consideration for issuance of the Subsidiary Guarantee set forth in and evidenced by this Second Supplemental Indenture.

                  Section 6.     Governing Law.

                  THIS SECOND SUPPLEMENTAL INDENTURE AND THE NOTES AND THE SUBSDIARY GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES.

                  Section 7.     Successors.

                  All agreements of the Company and the Subsidiary Guarantors in the Indenture, the First Supplemental Indenture, this Second Supplemental Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Second Supplemental Indenture shall bind its successor.

                  Section 8.     Duplicate Originals.

                  The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same instrument.

                  Section 9.     Severability.

                  In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of the Indenture, the First Supplemental Indenture, this Second Supplemental Indenture and the Notes shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                  Section 10.    Headings.

                  The headings of the sections of this Second Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Second Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

                  Section 11.    Trustee.

                  The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the Subsidiary Guarantors and not of the Trustee.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first written above.

                                       ARMOR HOLDINGS, INC.,
                                            a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           ------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Controller and Treasurer

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Trustee



                                       By: /s/ Stephanie Moore
                                           -------------------------------------
                                           Name:  Stephanie Moore
                                           Title: Trust Officer

                                       911EP, INC.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       AHI PROPERTIES I, INC.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       ARMOR BRANDS, INC.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       ARMOR HOLDINGS FORENSICS, INC.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary

                                       ARMOR HOLDINGS GP, LLC,
                                           a Delaware limited liability company



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       ARMOR HOLDINGS LP, LLC,
                                           a Delaware limited liability company



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       ARMOR HOLDINGS MOBILE SECURITY, L.L.C.,
                                           a Delaware limited liability company



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       ARMOR HOLDINGS PAYROLL SERVICES, LLC,
                                           a Delaware limited liability company



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                           Secretary

                                       ARMOR HOLDINGS PRODUCTS, INC.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       ARMOR HOLDINGS PROPERTIES, INC.,
                                           a Delaware corporation




                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       ARMOR SAFETY PRODUCTS COMPANY,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       B-SQUARE, INC.,
                                           a Texas corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary

                                       BREAK-FREE ARMOR CORP.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       BREAK-FREE, INC.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       CASCO INTERNATIONAL, INC.,
                                           a New Hampshire corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       DEFENSE TECHNOLOGY CORPORATION OF
                                       AMERICA,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary

                                       IDENTICATOR, INC.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       MONADNOCK LIFETIME PRODUCTS, INC.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       MONADNOCK LIFETIME PRODUCTS, INC.,
                                           a New Hampshire corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       MONADNOCK POLICE TRAINING COUNCIL, INC.,
                                           a New Hampshire corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary

                                       NAP PROPERTIES, LTD.,
                                           a California limited partnership

                                       By: NAP PROPERTY MANAGERS LLC,
                                           its General Partner

                                       By: ARMOR HOLDINGS PROPERTIES, INC.,
                                           its Managing Member



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       NAP PROPERTY MANAGERS LLC,
                                           a California company

                                       By: ARMOR HOLDINGS PROPERTIES, INC.,
                                           its Managing Member



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       O'GARA-HESS & EISENHARDT ARMORING
                                       COMPANY, L.L.C.,
                                           a Delaware limited liability company


                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary

                                       PRO-TECH ARMORED PRODUCTS OF
                                       MASSACHUSETTS, INC.,
                                           a Massachusetts corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       RAMTECH DEVELOPMENT CORP.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       SAFARI LAND LTD, INC.,
                                           a California corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       SAFARILAND GOVERNMENT SALES, INC.,
                                           a California corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary

                                       SPEEDFEED ACQUISITION CORP.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       THE O'GARA COMPANY,
                                           an Ohio corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary




                                       ARMORGROUP SERVICES, LLC,
                                           a Delaware limited liability company



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary

                                       CDR INTERNATIONAL, INC.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary




                                       NETWORK AUDIT SYSTEMS, INC.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary



                                       NEW TECHNOLOGIES ARMOR, INC.,
                                           a Delaware corporation



                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Phil Baratelli
                                           Title: Vice President and Assistant
                                                  Secretary




                                       AHI BULLETPROOF ACQUISITION CORP.,
                                           a Delaware corporation


                                       By: /s/ Phil Baratelli
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       SIMULA, INC.,
                                           an Arizona corporation



                                       By: /s/ Glenn Heiar
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary


                                       SIMULA AEROSPACE & DEFENSE GROUP, INC.,
                                           an Arizona corporation



                                       By: /s/ Glenn Heiar
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary



                                       INTERNATIONAL CENTER FOR SAFETY
                                       EDUCATION, INC.,
                                           an Arizona corporation



                                       By: /s/ Glenn Heiar
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       SIMULA POLYMERS SYSTEMS, INC.,
                                           an Arizona corporation



                                       By: /s/ Glenn Heiar
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary


                                       SIMULA TECHNOLOGIES, INC.,
                                           an Arizona corporation



                                       By: /s/ Glenn Heiar
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary



                                       AI CAPITAL CORP.,
                                           an Arizona corporation



                                       By: /s/ Glenn Heiar
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary



                                       SIMULA COMPOSITES CORPORATION,
                                           a Delaware corporation



                                       By: /s/ Glenn Heiar
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       SIMULA TRANSPORTATION EQUIPMENT
                                       CORPORATION,
                                           an Arizona corporation



                                       By: /s/ Glenn Heiar
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary


                                       CCEC CAPITAL CORP.,
                                           an Arizona corporation



                                       By: /s/ Glenn Heiar
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary



                                       SAI CAPITAL CORP.,
                                           an Arizona corporation



                                       By: /s/ Glenn Heiar
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary



                                       ASD CAPITAL CORP.,
                                           an Arizona corporation



                                       By: /s/ Glenn Heiar
                                           -------------------------------------
                                           Name:  Glenn Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                    EXHIBIT A


Simula, Inc., an Arizona corporation
Simula Aerospace & Defense Group, Inc., an Arizona corporation
International Center for Safety Education, Inc., an Arizona corporation Simula Polymers Systems, Inc., an Arizona corporation
Simula Technologies, Inc., an Arizona corporation
AI Capital Corp., an Arizona corporation
Simula Composite Corporation, a Delaware corporation
Simula Transportation Equipment Corporation, an Arizona corporation CCEC Capital Corp., an Arizona corporation
SAI Capital Corp., an Arizona corporation
ASD Capital Corp., an Arizona corporation